SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: December 5, 1997
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of December 1, 1997, relating to the Life Financial Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes, Series 1997-3)



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                         06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                         10019
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Address of principal executive offices                   (Zip Code)


                                 (212) 713-2000
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------
      (99)                          Computational    Materials    prepared    by
                                    PaineWebber   Incorporated   in   connection
                                    with Life  Financial  Home Loan Owner  Trust
                                    1997-3,   Home  Loan  Asset  Backed   Notes,
                                    Series 1997-3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                       CORPORATION IV


December 5, 1997


                                        By:      /s/ Joseph Piscina
                                                ---------------------------
                                                Joseph Piscina
                                                Director

                                INDEX TO EXHIBITS


                                                                    Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   (99)           Computational Materials prepared                      E
                  by PaineWebber Incorporated in connection with Life Financial Home Loan Owner Trust
                  1997-3, Home Loan Asset Backed Notes,
                  Series 1997-3